UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
September 27, 2017

MVP REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	333-180741	45-4963335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 W. SUNSET ROAD SUITE 340,
LAS VEGAS, NV 89148
(Address of principal executive offices) (Zip Code)

(702) 534-5577
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment to our Current Report on Form 8-K filed on September 27, 2017 is filed solely to correct a typo in the number of votes against the proposal to approve the merger. No changes were made to any other disclosures under Item 5.07.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

MVP REIT, Inc. (the "Company") held a special meeting of stockholders (the "2017 Special Meeting") on Wednesday, September 27, 2017. At the 2017 Special Meeting, the stockholders of the Company voted upon the following proposals, each of which were identified and described in detail in the Company's proxy statement/prospectus, dated as of August 11, 2017, which was first mailed to the Company's stockholders on or about August 21, 2017.

•
Proposal 1: A proposal to approve the merger (the "Merger") of the Company with and into MVP Merger Sub, LLC, a wholly owned subsidiary of MVP REIT II, Inc., a Maryland corporation, pursuant to the Agreement and Plan of Merger, dated as of May 26, 2017, as it may be amended or modified from time to time, by and among the Company, MVP REIT II, Inc., MVP Merger Sub, LLC, and MVP Realty Advisors, LLC, a Delaware limited liability company, both in its capacity as the external advisor to the Company, and in its capacity as the external advisor to MVP REIT II, Inc.

•	Proposal 2: A proposal to approve an amendment deleting provisions related to roll-up transactions from the Company's charter.
•
Proposal 3: A proposal to adjourn the 2017 Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies in favor of the proposals to approve the merger and charter amendment.

As of August 11, 2017, the record date for the 2017 Special Meeting, there were 11,024,082 shares of the Company's common stock outstanding and 10,534,569 shares entitled to vote at the 2017 Special Meeting. Stockholders holding 7,337,187 shares were present at the meeting, in person or represented by proxy.

The following are the voting results of each matter submitted to the Company's shareholders at the 2017 Special Meeting. At the 2017 Special Meeting, the Company's stockholders approved the Merger, approved the amendment deleting provisions related to roll-up transactions from the Company's charter, and approved the adjournment proposal.

The vote to approve the Merger was as follows:

Total Shares
For:	6,502,358
Against:	130,047
Abstain:	215,269
Broker non-vote:	--

The vote to approve the amendment deleting provisions related to roll-up transactions from the Company's charter was as follows:

Total Shares
For:	6,845,302
Against:	156,675
Abstain:	335,209
Broker non-vote:	--

The vote to adjourn the 2017 Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies in favor of the proposals to approve the Merger and the Charter Amendment was as follows:

Total Shares
For:	6,876,417
Against:	219,524
Abstain:	241,246
Broker non-vote:	--

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MVP REIT, INC.

Date: September 28, 2017	:	/s/ Michael Shustek By: Michael Shustek Chief Executive Officer